UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 2, 2026

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 2, 2026, Farmers National Banc Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report that the Company completed its merger with Middlefield Banc Corp. (“Middlefield”) pursuant to the Agreement and Plan of Merger, dated as of October 22, 2025, by and among the Company and Middlefield (the “Merger Agreement”). Pursuant to the Merger Agreement, effective March 2, 2026, Middlefield merged with and into the Company (the “Merger”), with the Company as the surviving entity in the Merger.

This Current Report on Form 8-K/A (the “Amendment”) amends the Original Report to include the financial statements of Middlefield and the pro forma financial information required by Item 9.01 of Form 8-K. Except as expressly set forth herein, this Amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Middlefield and subsidiaries as of and for the years ended December 31, 2024 and 2023, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements, and the consent of Middlefield’s independent auditor, are filed as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of Middlefield and subsidiaries as of and for the nine months ended September 30, 2025 and 2024, are filed as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company giving effect to the Merger, which includes the unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2025, and the unaudited pro forma condensed combined consolidated statements of income for the year ended December 31, 2024 and for the nine months ended September 30, 2025, as well as the accompanying notes thereto, are filed as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of S.R. Snodgrass P.C.
99.1	Audited consolidated financial statements of Middlefield as of and for the years ended December 31, 2024 and 2023
99.2	Unaudited consolidated financial statements of Middlefield as of and for the nine months ended September 30, 2025 and 2024
99.3
Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2025, and the unaudited pro forma condensed combined consolidated statements of income for the year ended December 31, 2024 and for the nine months ended September 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp. By: /s/ Kevin J. Helmick Kevin J. Helmick President and Chief Executive Officer

Date: May 12, 2026